Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies
Commitments and Contingencies

Note 10

Commitments and Contingencies

On September 19, 2012, the United States Immigration and Customs Enforcement (“ICE”) executed three search warrants authorizing the seizure of certain records from Seaboard’s offices in Merriam, Kansas and at the Seaboard Foods employment office and the human resources department in Guymon, Oklahoma.  The warrants generally called for the seizure of employment-related files, certain e-mails and other electronic records relating to Medicaid and Medicaid recipients, certain health care providers in the Guymon area, and Seaboard’s health plan and certain personnel issues.  The United States Attorney’s Office for the Western District of Oklahoma (“USAO”), which has been leading the investigation, previously advised Seaboard it intended to close its investigation and that no charges would be brought against Seaboard.  However, discussions with the USAO continue regarding the status of the investigation and the possibility of proceedings by the USAO, ICE and/or the Oklahoma Attorney General’s office remains.  No proceedings have been filed or brought as of this time.  It is not possible at this time to determine whether any agencies will continue to pursue an investigation or whether Seaboard will incur any material fines, penalties or liabilities in connection with this matter.

Seaboard is subject to various administrative and judicial proceedings and other legal matters related to the normal conduct of its business.  In the opinion of management, the ultimate resolutions of these items are not expected to have a material adverse effect on the Consolidated Financial Statements of Seaboard.

Contingent Obligations

Certain of the non-consolidated affiliates and third party contractors who perform services for Seaboard have bank debt supporting their underlying operations. From time to time, Seaboard will provide guarantees of that debt in order to further business objectives. Seaboard does not issue guarantees of third parties for compensation. As of December 31, 2014, guarantees outstanding to third parties were not material. Seaboard has not accrued a liability for any of the third party or affiliate guarantees as management considers the likelihood of loss to be remote. See Note 7 for discussion of letters of credit.

Commitments

As of December 31, 2014 Seaboard had various firm non-cancelable purchase commitments and commitments under other agreements, arrangements and operating leases, as described in the table below:

Purchase commitments	Years ended December 31,
(Thousands of dollars)	2015	2016	2017	2018	2019	Thereafter
Hog procurement contracts	$188,281	$134,284	$76,084	$56,090	$-	$-
Grain and feed ingredients	80,989	1,535	220	-	-	-
Grain purchase contracts for resale	370,540	-	-	-	-	-
Fuel supply contract	43,251	-	-	-	-	-
Equipment purchases and facility improvements	34,385	-	-	-	-	-
Construction of new dry bulk vessels	58,842	-	-	-	-	-
Other purchase commitments	10,000	745	34	34	34	66
Total firm purchase commitments	786,288	136,564	76,338	56,124	34	66
Vessel, time and voyage-charters	58,223	20,116	18,250	18,250	18,250	41,440
Contract grower finishing agreements	11,124	10,438	10,184	7,318	2,369	22
Other operating lease payments	25,407	23,342	24,137	23,711	23,640	212,389
Total unrecognized firm commitments	$881,042	$190,460	$128,909	$105,403	$44,293	$253,917

Seaboard has contracted with third parties for the purchase of live hogs to process at its pork processing plant, and has entered into grain and feed ingredient purchase contracts to support its live hog operations. The commitment amounts included in the table are based on projected market prices as of December 31, 2014.  During 2014, 2013 and 2012, this segment paid $226,925,000, $190,519,000 and $190,471,000, respectively, for live hogs purchased under committed contracts.

The Commodity Trading and Milling segment enters into grain purchase contracts, primarily to support firm sales commitments. These contracts are valued based on projected commodity prices as of December 31, 2014.

The Power segment has a natural gas supply contract for 2015 for a significant portion of the fuel required for the operation of the dual fuel power generating facility.  The commitment has both fixed and variable price components and thus the amount included in the table above is partially based on market prices as of December 31, 2014.

In June 2012, Seaboard entered into an agreement to build four dry bulk vessels to be used by the Commodity Trading and Milling segment at an estimated total cost of $90,000,000. A down payment of $8,300,000 was made in July 2012.  Additional payments of $19,153,000 were made in 2014 and the final payments are scheduled to be made in 2015 when the vessels are delivered.  However, Seaboard currently anticipates selling and leasing back these four vessels as they are completed which would result in Seaboard receiving back the amounts spent to build at each individual lease inception with no gain or loss on sale.

The Marine segment enters into contracts to time-charter vessels for use in its operations which include short-term time charters for a few months and long-term commitments ranging from one to ten years. This segment’s charter hire expenses during 2014, 2013 and 2012 totaled $86,816,000, $90,784,000 and $88,110,000, respectively.

To support the operations of the Pork segment, Seaboard has contract grower finishing agreements in place with farmers to raise a portion of Seaboard’s hogs according to Seaboard’s specifications under long-term service agreements. Under the terms of the agreements, additional payments would be required if the grower achieves certain performance standards. The contract grower finishing obligations shown above do not reflect these incentive payments which, given current operating performance, total approximately $1,300,000 per year. In the event the farmer is unable to perform at an acceptable level, Seaboard has the right to terminate the contract. During the years ended 2014, 2013 and 2012, Seaboard paid $12,922,000, $13,194,000 and $13,641,000, respectively, under contract grower finishing agreements.

Seaboard also leases various facilities and equipment under non-cancelable operating lease agreements including a terminal operations agreement at Port Miami which runs through 2028. Rental expense for operating leases for all segments amounted to $35,252,000, $33,995,000 and $29,224,000 in 2014, 2013 and 2012, respectively.